UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2005
EYETECH PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Times Square, 12th Floor, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER DATED AS OF AUGUST 21, 2005, BY AND AMONG OSI PHARMACEUTICALS, INC., MERGER EP CORPORATION, AND EYETECH PHARMACEUTICALS, INC.
EX-99.1: JOINT PRESS RELEASE DATED AUGUST 21, 2005
EX-99.2: SCRIPT FOR CONFERENCE CALL TO BE HELD ON AUGUST 22, 2005
EX-99.3: SLIDE PRESENTATION FOR CONFERENCE CALL TO BE HELD ON AUGUST 22, 2005

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Merger Agreement
     On August 21, 2005, Eyetech Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with OSI Pharmaceuticals, Inc., a Delaware corporation (the “Buyer”), and Merger EP Corporation, a Delaware corporation and wholly owned subsidiary of the Buyer (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and a wholly owned subsidiary of the Buyer. At the effective time of the Merger, each outstanding share of the Company’s common stock, par value $0.01 per share, will be converted into the right to receive (i) $15.00 per share in cash and (ii) 0.12275 fully paid and non-assessable shares of common stock of the Buyer, $0.01 par value per share. All outstanding options under the Company’s 2001 Stock Plan will be assumed by the Buyer. All outstanding options under the Company’s 2003 Stock Incentive Plan and options that were granted outside of the Company’s stock plans that are not exercised prior to the effective time of the Merger will be cancelled.
     The Merger Agreement has been approved by the Company’s Board of Directors. The transactions contemplated by the Merger Agreement are subject to adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock. The transactions contemplated by the Merger Agreement are also subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions. The Merger is expected to close by the end of 2005.
     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     In connection with the execution of the Merger Agreement, certain stockholders of the Company executed agreements with the Buyer to vote their shares of the Company’s common stock in favor of adoption of the Merger Agreement and against a defined category of competing proposals to acquire the Company (the “Voting Agreements”). The shares subject to the Voting Agreements represent in the aggregate approximately 8.2% of the outstanding shares of the Company’s common stock. If the Merger Agreement is terminated for any reason, the Voting Agreements will also terminate.
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
     The Buyer intends to file a registration statement on Form S-4 with the Securities and Exchange Commission containing a proxy statement/prospectus in connection with the proposed Merger. The proxy statement/prospectus will be mailed to the stockholders of the Company to consider and vote upon the proposed Merger. Investors and stockholders are urged to carefully read the proxy statement/prospectus and other relevant materials filed with the SEC when they become available because they will contain important information about the Buyer, the Company, the Merger, and other related matters. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. These documents can also be obtained for free from the Buyer by directing a request to the Buyer’s Investor Relations at 631-962-2000 and for free from the Company by directing a request to the Company’s Investor Relations at 212-824-3100.
PARTICIPANTS IN THE MERGER
     The Buyer, the Company and their respective executive officers, directors and other members of management or employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Buyer’s executive officers and directors is available in the Buyer’s Annual Report on Form 10-K for the year ended September 30, 2004 and its proxy statement dated February 2, 2005 for its 2005 Annual Meeting of Stockholders, which are filed with the SEC. Information regarding the Company’s executive officers and directors is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, its proxy statement dated April 11, 2005 for its 2005 Annual Meeting of Stockholders and its Current Report on Form 8-K dated June 15, 2005, which are filed with the SEC. You can obtain free copies of these documents from the Buyer and the Company using the contact information above. Additional information regarding interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.
     In addition, in connection with the execution of the Merger Agreement, Dr. David Guyer, the Company’s Chief Executive Officer, Paul G. Chaney, the Company’s Chief Operating Officer, and Dr. Anthony P. Adamis, the Company’s Chief Scientific Officer, have entered into letter agreements with the Buyer setting forth the terms under which these individuals will continue their employment with the Buyer following the Merger. Furthermore, in connection with the execution of the Merger Agreement, the Company’s Board of Directors authorized the payment of transaction completion bonuses in the aggregate amount of $350,000. The recipients of these bonuses, and the amounts they may receive, will be determined by the Company’s Board of Directors based on the recommendation of its Compensation Committee. Such recipients may include executive officers of the Company. Additional information regarding these arrangements and the interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of the Company to obtain stockholder approval of the Merger; the possibility that the Merger will not close or that the closing will be delayed; the challenges and costs of integrating the operations and personnel of the Company; reaction of customers of the Company and the Buyer and related risks of maintaining pre-existing relationships of the Company and the Buyer; the impact of acquisitions and divestitures on the synergies of the Buyer’s programs; competitive factors, including pricing pressures; the success of research and development activities; and other events and factors disclosed previously and from time to time in the Buyer’s and the Company’s filings with the SEC, including the Buyer’s Annual Report on Form 10-K for the year ended September 30, 2004 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. Except for the Buyer’s and the Company’s ongoing obligations to disclose material information under the federal securities laws, the Buyer and the Company disclaim any obligation to update any forward-looking statements after the date of this document.
ITEM 7.01. REGULATION FD DISCLOSURE
     Reference is made to the Buyer’s and the Company’s joint press release dated August 21, 2005 announcing the Merger Agreement, which is attached hereto as Exhibit 99.1. The portion of such press release entitled “Strong Financials Drive Accretive Growth,” is furnished pursuant to this Item 7.01 and is incorporated herein by reference.
     The Buyer and the Company intend to host a conference call and webcast on August 22, 2005 at 8:00 a.m. (Eastern time) to discuss the Merger. The proposed script for the conference call is furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference. The slide presentation to accompany the conference call is furnished as Exhibit 99.3 and is incorporated into this Item 7.01 by reference.
     The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.
ITEM 8.01. OTHER EVENTS
     Reference is made to the Buyer’s and the Company’s joint press release dated August 21, 2005 announcing the Merger Agreement, which is attached hereto as Exhibit 99.1. Such press release, except for the section thereof entitled “Strong Financials Drive Accretive Growth,” is incorporated into this Item 8.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYETECH PHARMACEUTICALS, INC.

Date: August 22, 2005	By:	/s/ Glenn Sblendorio

Glenn Sblendorio
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of August 21, 2005, by and among OSI Pharmaceuticals, Inc., Merger EP Corporation, and Eyetech Pharmaceuticals, Inc.

99.1**	Joint Press Release dated August 21, 2005

99.2	Script for conference call to be held on August 22, 2005

99.3	Slide Presentation for conference call to be held on August 22, 2005

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the schedules to the Securities and Exchange Commission upon request.

**	The portion of this Exhibit entitled “Strong Financials Drive Accretion Growth” is furnished pursuant to Item 7.01. The remainder of this Exhibit is filed pursuant to Item 8.01.